                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             July 14, 2009
                             -------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated July 14, 2009



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On July 14, 2009 Westamerica Bancorporation announced earnings for the second quarter of 2009. A copy of the press release is attached as Exhibit 99.1 to This Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
July 15, 2009

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         July 14, 2009

FOR IMMEDIATE RELEASE
July 14, 2009



WESTAMERICA BANCORPORATION REPORTS
SECOND QUARTER 2009 RESULTS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported second quarter 2009 net income applicable to common equity of $22.1 million, or $0.75 diluted earnings per common share
(EPS), a return on average common equity of 19 percent (annualized). Second quarter 2009 results include FDIC insurance assessments of $3.2 million, compared to $157 thousand in the prior quarter. The increase in FDIC assessments was equivalent to $0.06 EPS. Second quarter 2009 results include the operations of the former County Bank, which was acquired from the Federal Deposit Insurance Corporation (FDIC) on February 6, 2009.

"The integration of the acquired County Bank is proceeding in accordance with our plans. We expect branch and systems integrations to be completed in the third quarter 2009. For the second quarter 2009, our net interest margin of 5.34 percent was stable with the prior quarter's margin of 5.35 percent. Westamerica's credit management practices remain conservative; our $43 million allowance for loan losses is equivalent to 143 percent of non-performing loans which are not covered by FDIC loss sharing agreements," said Chairman, President and CEO David Payne. "Our common shareholders' equity grew $22.5 million in the second quarter 2009. Westamerica intends to redeem a portion of the preferred stock issued to the United States Treasury this month, which will increase returns to common shareholders," Payne added.

Second quarter 2009 results compare to first quarter of 2009 net income applicable to common equity of $52.2 million and EPS of $1.80. First quarter 2009 results include a gain recognized under Financial Accounting Standard 141R and a federal income tax refund which, combined, were equivalent to $1.00 EPS. The estimated fair value of County Bank assets purchased exceeded the estimated fair value of liabilities assumed, which resulted in the FAS 141R gain.

Net interest income on a fully taxable equivalent basis (FTE) was $62.3 million for the second quarter of 2009, compared to $59.4 million (FTE) for the prior quarter and $49.7 million (FTE) reported for the second quarter of 2008. The second quarter 2009 annualized net interest margin was 5.34 percent (FTE), compared to 5.35 percent (FTE) for the prior quarter and 5.16 percent (FTE) for the second quarter of 2008. Net interest income for the six months ended June 30, 2009 was $121.7 million (FTE) generating an annualized margin of 5.35 percent (FTE), compared to net interest income of $97.7 million (FTE) and an annualized margin of 4.97 percent (FTE) for the six months ended June 30, 2008. The improved net interest income is attributable to earning asset growth from the County Bank acquisition and a higher net interest margin. The net interest margin has increased in the first half of 2009 relative to the first half of 2008 as lower short-term interest rates caused funding costs to decline at a faster pace than earning asset yields.

The provision for loan losses was $4.4 million for the six months ended June 30, 2009 compared to $1.2 million for the six months ended June 30, 2008. Net loan charge-offs for the six months ended June 30, 2009 totaled $5.7 million, or 0.49 percent (annualized) of average non-covered loans, compared to $2.7 million, or
0.22 percent (annualized) of average non-covered loans for the six months ended June 30, 2008. Non-covered non-performing loans at June 30, 2009 totaled $30.2 million, increased from $11.7 million at March 31, 2009. The increase in non-covered non-performing loans is primarily due to one residential construction loan relationship with four single family properties ($6 million), seven consumer mortgages ($3.6 million), and one commercial real estate relationship ($3.4 million). Non-covered classified loans, which include loans graded "substandard," "doubtful" and "loss" using regulatory guidelines, totaled $53.4 million at June 30, 2009 compared to $41.5 million at March 31, 2009.

Noninterest income for the second quarter 2009 was $16.4 million, compared to $64.0 million in the first quarter 2009 which included the $48.8 million FAS 141R gain. Service charges on deposit accounts, ATM fees and debit card fees have increased following the assumption of County Bank deposit accounts.

Noninterest expense for the second quarter of 2009 totaled $38.7 million, compared to $34.1 million for the prior quarter and $26.3 million for the second quarter of 2008. The increase in expenses is primarily due to the acquisition of County Bank and higher FDIC insurance assessments. FDIC insurance assessments were $3.2 million, $157 thousand, and $133 thousand in the second quarter 2009, first quarter 2009, and second quarter 2008, respectively. Management anticipates quarterly FDIC insurance assessments of $1.5 million beginning in the third quarter, subject to changes in the assessment rate structure and any additional special assessments. Relative to the second quarter 2009, Management expects lower noninterest expenses, excluding FDIC insurance assessments, in the third and fourth quarters of 2009 as County Bank branch and systems integrations are completed in the third quarter 2009.

Shareholders' equity at June 30, 2009 was $559 million, increased from $537 million at March 31, 2009. The increase in shareholders' equity is attributable to the retention of earnings in excess of shareholder dividends and the exercise of stock options. Westamerica paid a regular quarterly dividend of $0.35 per common share in May 2009, totaling $10.2 million. At June 30, 2009, Westamerica Bancorporation's total regulatory capital ratio was 15.9 percent and Westamerica Bank's total regulatory capital ratio was 15.1 percent; both measurements exceed the "well-capitalized" level of ten percent under regulatory requirements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking offices throughout Northern and Central California. At June 30, 2009, the Company's total assets and total loans outstanding were $5.2 billion and $3.4 billion, respectively.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
            Westamerica Bancorporation
            Robert A. Thorson  -  SVP & Chief Financial Officer
            707-863-6840

FORWARD-LOOKING INFORMATION:

This press release contains forward-looking statements about Westamerica Bancorporation for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes, "anticipates", "expects", "intends, "targeted", "projected", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

These forward-looking statements are based on Management's current knowledge and belief and include information concerning the Company's possible or assumed future financial condition and results of operations. A number of factors, some of which are beyond the Company's ability to predict or control, could cause future results to differ materially from those contemplated. The Company's most recent quarterly report for the quarter ended March 31, 2009 and annual report for the year ended December 31, 2008 filed with the Securities and Exchange Commission describe some of these factors. These factors include but are not limited to (1) the length and severity of current difficulties in the national and California economies and the effects of federal and state government efforts to address those difficulties; (2) continued low liquidity levels in capital markets; (3) fluctuations in asset prices including, but not limited to, stocks, bonds, real estate, and commodities; (4) the effect of acquisitions and integration of acquired businesses including the recently acquired County Bank;
(5) economic uncertainty created by terrorist threats and attacks on the United States, the actions taken in response, and the uncertain effect of these events on the national and regional economies; (6) changes in the interest rate environment; (7) changes in the regulatory environment; (8) significantly increasing competitive pressure in the banking industry; (9) operational risks including data processing system failures or fraud; (10) volatility of rate sensitive loans, deposits and investments; (11) asset/liability management risks and liquidity risks; and (12) changes in the securities markets. The Company undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

Forward-looking statements speak only as of the date they are made.

                                        #####

WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


1. Net Income Summary.


                                    (dollars in thousands except per-share amounts)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Net Interest Income (Fully
      Taxable Equivalent)               $62,318     $49,731        25.3%    $59,359         5.0%   $121,677     $97,713        24.5%
 2 Provision for Loan Losses              2,600         600       333.3%      1,800        44.4%      4,400       1,200       266.7%
 3 Noninterest Income:
 4 Net Loss From Equity
      Securities                              0     (18,178)        n/m           0         n/m           0     (12,480)        n/m
 5 FAS 141R Gain                              0           0         n/m      48,844         n/m      48,844           0         n/m
 6 Other                                 16,386      14,335        14.3%     15,124         8.3%     31,510      28,015        12.5%
                                    ------------------------            ------------            ------------------------
 7 Total Noninterest Income
      (Loss)                             16,386      (3,843)        n/m      63,968         n/m      80,354      15,535          n/m
 8 Noninterest Expense:
 9 VISA Litigation                            0           0         n/m           0         n/m           0      (2,338)         n/m
10 Other                                 38,666      26,337        46.8%     34,123        13.3%     72,789      51,731        40.7%
                                    ------------------------            ------------            ------------------------
11 Total Noninterest Expense             38,666      26,337        46.8%     34,123        13.3%     72,789      49,393        47.4%
                                    ------------------------            ------------            ------------------------
12 Income Before Taxes (FTE)             37,438      18,951        97.5%     87,404       -57.2%    124,842      62,655        99.3%
13 Income Tax Provision (FTE)            14,255       6,749       111.2%     34,579       -58.8%     48,834      23,675       106.3%
                                    ------------------------            ------------            ------------------------
14 Net Income                            23,183      12,202        90.0%     52,825       -56.1%     76,008      38,980        95.0%
15 Preferred Stock Dividends
      and Discount Accretion              1,107           0         n/m         578        91.5%      1,685           0         n/m
                                    ------------------------            ------------            ------------------------
16 Net Income Applicable to
      Common Equity                     $22,076     $12,202        80.9%    $52,247       -57.7%    $74,323     $38,980        90.7%
                                    ========================            ============            ========================

17 Average Common Shares
      Outstanding                        29,126      28,916         0.7%     28,876         0.9%     29,002      28,888         0.4%
18 Diluted Average Common Shares
      Outstanding                        29,403      29,392         0.0%     29,105         1.0%     29,254      29,301        -0.2%
19 Operating Ratios:
20   Basic Earnings Per
        Common Share                      $0.76       $0.42        81.0%      $1.81       -58.0%      $2.56       $1.35        89.6%
21   Diluted Earnings Per
        Common Share                       0.75        0.42        78.6%       1.80       -58.2%       2.54        1.33        91.0%
22   Return On Assets
        (annualized)                       1.68%       1.15%                   4.24%                   2.92%       1.80%
23   Return On Common Equity
        (annualized)                       19.0%       11.9%                   48.0%                   33.1%       19.4%
24   Net Interest Margin (FTE)
        (annualized)                       5.34%       5.16%                   5.35%                   5.35%       4.97%
25   Efficiency Ratio (FTE)                49.1%       57.4%                   27.7%                   36.0%       43.6%
26 Dividends Paid Per
        Common Share                      $0.35       $0.35         0.0%      $0.36        -2.8%      $0.71       $0.69         2.9%
27 Common Dividend Payout Ratio              47%         83%                     20%                     28%         52%



2. Net Interest Income.


                                    (dollars in thousands)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)        $68,063     $58,117        17.1%    $64,192         6.0%   $132,255    $118,927        11.2%
 2 Interest Expense                       5,745       8,386       -31.5%      4,833        18.9%     10,578      21,214       -50.1%
                                    ------------------------            ------------            ------------------------
 3 Net Interest Income (FTE)            $62,318     $49,731        25.3%    $59,359         5.0%   $121,677     $97,713        24.5%
                                    ========================            ============            ========================

 4 Average Earning Assets            $4,678,615  $3,865,110        21.0% $4,475,371         4.5% $4,577,554  $3,946,665        16.0%
 5 Average Interest-Bearing
      Liabilities                     3,311,650   2,590,406        27.8%  3,155,685         4.9%  3,234,098   2,680,966        20.6%
 6 Yield on Earning Assets (FTE)
      (annualized)                         5.83%       6.03%                   5.79%                   5.82%       6.05%
 7 Cost of Funds (annualized)              0.49%       0.87%                   0.44%                   0.47%       1.08%
 8 Net Interest Margin (FTE)
      (annualized)                         5.34%       5.16%                   5.35%                   5.35%       4.97%
 9 Interest Expense/Interest-Bearing
     Liabilities (annualized)              0.70%       1.30%                   0.62%                   0.66%       1.58%
10 Net Interest Spread (FTE)
      (annualized)                         5.13%       4.73%                   5.17%                   5.16%       4.47%



3. Loans & Other Earning Assets.


                                    (average volume, dollars in thousands)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Total Assets                      $5,265,101  $4,257,325        23.7% $4,998,964         5.3% $5,133,941  $4,345,630        18.1%
 2 Total Earning Assets               4,678,615   3,865,110        21.0%  4,475,371         4.5%  4,577,554   3,946,665        16.0%
 3 Total Loans                        3,383,654   2,439,062        38.7%  3,135,944         7.9%  3,260,483   2,458,364        32.6%
 4   Commercial Loans                   944,257     609,082        55.0%    885,232         6.7%    914,907     613,037        49.2%
 5   Commercial Real Estate Loans     1,361,420     843,793        61.3%  1,191,260        14.3%  1,276,810     847,149        50.7%
 6   Consumer Loans                   1,077,977     986,187         9.3%  1,059,452         1.7%  1,068,766     998,178         7.1%
 7 Total Investment Securities        1,294,961   1,426,048        -9.2%  1,339,427        -3.3%  1,317,071   1,488,301       -11.5%
 8   Available For Sale
        (Market Value)                  433,065     433,190        -0.0%    399,824         8.3%    416,670     475,704       -12.4%
 9   Held To Maturity                   861,896     992,858       -13.2%    939,603        -8.3%    900,401   1,012,597       -11.1%
10       HTM Unrealized Gain
            (Loss) at Period-End            243      (3,053)        n/m       1,768         n/m         243      (3,053)        n/m
11 Loans / Deposits                        80.5%       76.6%                   81.2%                   80.8%       76.9%


WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


4. Deposits &  Other Interest-Bearing Liabilities.


                                    (average volume, dollars in thousands)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Total Deposits                    $4,202,607  $3,183,812        32.0% $3,862,435         8.8% $4,033,461  $3,198,079        26.1%
 2   Noninterest Demand               1,333,412   1,186,921        12.3%  1,286,013         3.7%  1,309,844   1,193,262         9.8%
 3   Interest-Bearing Transaction       741,084     547,574        35.3%    667,425        11.0%    704,458     546,995        28.8%
 4   Savings                            968,048     763,575        26.8%    877,729        10.3%    923,138     766,009        20.5%
 5   Time greater than $100K            629,646     492,932        27.7%    664,474        -5.2%    642,747     496,934        29.3%
 6   Time less than $100K               530,417     192,810       175.1%    366,794        44.6%    453,274     194,879       132.6%
 7 Total Short-Term Borrowings          415,871     556,794       -25.3%    552,645       -24.7%    483,880     639,410       -24.3%
 8   Fed Funds Purchased                119,837     414,632       -71.1%    314,856       -61.9%    216,807     490,024       -55.8%
 9   Other Short-Term Funds             296,034     142,162       108.2%    237,789        24.5%    267,073     149,386        78.8%
10 Long-Term Debt                        26,584      36,721       -27.6%     26,618        -0.1%     26,601      36,739       -27.6%
11 Shareholders' Equity                 547,816     412,263        32.9%    485,054        12.9%    516,608     403,268        28.1%

12 Demand Deposits
         / Total Deposits                  31.7%       37.3%                   33.3%                   32.5%       37.3%
13 Transaction & Savings Deposits
         / Total Deposits                  72.4%       78.5%                   73.3%                   72.8%       78.4%



5. Interest Yields Earned & Rates Paid.


                                    (dollars in thousands)
                                                   Q2'09                                        Q2'08
                                    ------------------------------------   Q1'09    ------------------------------------
                                      Average     Income/     Yield */    Yield*/     Average     Income/     Yield*/
                                       Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                    ------------------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)      $4,678,615     $68,063        5.83%       5.79% $3,865,110     $58,117        6.03%
 3   Total Loans (FTE)                3,383,654      50,611        6.00%       5.97%  2,439,062      38,469        6.34%
 4     Commercial Loans (FTE)           944,257      13,327        5.66%       5.86%    609,082      10,364        6.84%
 5     Commercial Real Estate
          Loans                       1,361,420      22,316        6.57%       6.49%    843,793      14,972        7.14%
 6     Consumer Loans                 1,077,977      14,968        5.57%       5.49%    986,187      13,133        5.36%
 7   Total Investment Securities
        (FTE)                         1,294,961      17,452        5.39%       5.38%  1,426,048      19,648        5.51%
 8 Interest Expense Paid
 9   Total Earning Assets             4,678,615       5,745        0.49%       0.44%  3,865,110       8,386        0.87%
10   Total Interest-Bearing
        Liabilities                   3,311,650       5,745        0.70%       0.62%  2,590,406       8,386        1.30%
11   Total Interest-Bearing
        Deposits                      2,869,195       4,468        0.62%       0.60%  1,996,891       5,325        1.07%
12     Interest-Bearing
          Transaction                   741,084         293        0.16%       0.12%    547,574         347        0.25%
13     Savings                          968,048       1,059        0.44%       0.42%    763,575       1,105        0.58%
14     Time less than $100K             530,417       1,381        1.04%       1.61%    192,810       1,354        2.82%
15     Time greater than $100K          629,646       1,735        1.11%       0.75%    492,932       2,519        2.06%
16   Total Short-Term Borrowings        415,871         856        0.83%       0.46%    556,794       2,483        1.77%
17     Fed Funds Purchased              119,837          47        0.15%       0.19%    414,632       2,220        2.12%
18     Other Short-Term Funds           296,034         809        1.10%       0.81%    142,162         263        0.74%
19   Long-Term Debt                      26,584         421        6.35%       6.35%     36,721         578        6.30%

20 Net Interest Income and Margin (FTE)             $62,318        5.34%       5.35%                $49,731        5.16%
   * Annualized



6. Noninterest Income.


                                    (dollars in thousands except per share amounts)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Service Charges on Deposit
     Accounts                            $9,116      $7,529        21.1%     $8,422         8.2%    $17,538     $14,825        18.3%
 2 Merchant Credit Card Income            2,223       2,712       -18.0%      2,432        -8.6%      4,655       5,292       -12.0%
 3 ATM Fees & Interchange                 1,013         763        32.7%        813        24.7%      1,826       1,481        23.3%
 4 Debit Card Fees                        1,323         978        35.2%      1,066        24.1%      2,389       1,882        26.9%
 5 Financial Services Commissions           137         274       -49.7%        154       -10.4%        291         504       -42.3%
 6 Mortgage Banking Income                   25          27        -7.5%         17        44.9%         42          67       -37.3%
 7 Trust Fees                               373         377        -1.2%        364         2.3%        737         680         8.3%
 8 Other Income                           2,176       1,675        29.9%      1,857        17.2%      4,032       3,284        22.8%
                                    ------------------------            ------------            ------------------------
 9 Sub-total                             16,386      14,335        14.3%     15,124         8.3%     31,510      28,015        12.5%
10 Net Loss From Equity
      Securities                              0     (18,178)        n/m           0         n/m           0     (12,480)        n/m
11 FAS 141R Gain                              0           0         n/m      48,844      -100.0%     48,844           0         n/m
                                    ------------------------            ------------            ------------------------
12 Total Noninterest Income
      (Loss)                            $16,386     ($3,843)        n/m     $63,968         n/m     $80,354     $15,535         n/m
                                    ========================            ============            ========================
13 Operating Ratios:
14    Total Revenue (FTE)               $78,704     $45,888        71.5%   $123,327       -36.2%   $202,031    $113,248        78.4%
15    Noninterest Income /
         Revenue (FTE)                     20.8%       -8.4%                   51.9%                   39.8%       13.7%
16    Service Charges / Avg.
         Deposits (annualized)             0.87%       0.95%                   0.88%                   0.88%       0.93%
17    Total Revenue Per Avg.
         Common Share (annualized)       $10.84       $6.38        69.8%     $17.32       -37.4%     $14.05       $7.88        78.2%


WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


7. Noninterest Expense.


                                    (dollars in thousands)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Salaries & Benefits                  $17,448     $13,065        33.5%    $16,371         6.6%    $33,819     $26,049        29.8%
 2 Occupancy                              5,413       3,443        57.2%      5,410         0.1%     10,823       6,833        58.4%
 3 Equipment                              1,607       1,001        60.6%      1,222        31.5%      2,829       1,922        47.2%
 4 Outsourced Data Processing             2,378       2,105        13.0%      2,104        13.0%      4,482       4,225         6.1%
 5 Courier                                  994         824        20.6%        898        10.7%      1,892       1,653        14.4%
 6 Postage                                  531         390        36.2%        462        14.9%        993         773        28.5%
 7 Telephone                                478         346        38.2%        387        23.6%        865         681        26.9%
 8 Professional Fees                        779         683        14.0%        888       -12.3%      1,667       1,219        36.8%
 9 Stationery & Supplies                    374         285        31.1%        367         2.0%        741         564        31.4%
10 Loan Expense                             205         233       -12.1%        994       -79.4%      1,199         403       197.7%
11 Operational Losses                       221         196        12.9%        195        13.4%        416         380         9.5%
12 Amortization of Identifiable
      Intangibles                         1,695         788       115.2%      1,685         0.6%      3,380       1,646       105.4%
13 FDIC Insurance Assessment              3,221         133         n/m         157         n/m       3,378         228         n/m
14 Other Operating                        3,322       2,845        16.8%      2,983        11.3%      6,305       5,155        22.3%
                                    ------------------------            ------------            ------------------------
15 Sub-total                             38,666      26,337        46.8%     34,123        13.3%     72,789      51,731        40.7%
16 VISA Litigation                            0           0         n/m           0         n/m           0      (2,338)        n/m
                                    ------------------------            ------------            ------------------------
17 Total Noninterest Expense            $38,666     $26,337        46.8%    $34,123        13.3%    $72,789     $49,393        47.4%
                                    ========================            ============            ========================

18 Average Full Time Equivalent
      Staff                               1,176         892        31.8%      1,144         2.8%      1,160         889        30.5%
19 Avg. Assets /  Avg. Full Time
      Equivalent Staff                   $4,477      $4,773        -6.2%     $4,370         2.5%     $4,426      $4,888        -9.5%
20 Operating Ratios:
21    FTE Revenue / Avg. Full Time
         Equiv. Staff (annualized)         $268        $207        29.5%       $437       -38.7%       $351        $256        37.1%
22    Noninterest Expense / Avg.
         Earning Assets (annualized)       3.31%       2.74%                   3.09%                   3.21%       2.52%
23    Noninterest Expense /
         FTE Revenues                      49.1%       57.4%                   27.7%                   36.0%       43.6%



8. Provision for Loan Losses.


                                    (dollars in thousands)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Average Total Loans               $3,383,654  $2,439,062        38.7% $3,135,944         7.9% $3,260,483  $2,458,364        32.6%
 2 Avg Total Covered Loans (1)       $1,045,360          $0         n/m    $761,855        37.2%   $904,195          $0         n/m
 3 Avg. Total Non-Covered Loans      $2,338,294  $2,439,062        -4.1% $2,374,089        -1.5% $2,356,288  $2,458,364        -4.2%

 4 Non-Covered Loans:
 5 Provision for Loan Losses             $2,600        $600       333.3%     $1,800        44.4%     $4,400      $1,200       266.7%
 6 Gross Loan Losses                      3,937       2,208        78.3%      2,928        34.5%      6,865       3,745        83.3%
 7 Net Loan Losses                        3,281       1,870        75.5%      2,467        33.0%      5,748       2,742       109.6%
 8 Recoveries / Gross Loan Losses            17%         15%                     16%                     16%         27%
 9 Net Loan Losses / Avg
      Non-Covered Loans (a)                0.56%       0.31%                   0.42%                   0.49%       0.22%
10 Provision for Loan Losses /
      Avg. Non-Covered Loans (a)           0.45%       0.10%                   0.31%                   0.38%       0.10%
11 Provision for Loan Losses /
      Net Loan Losses                      79.2%       32.1%                   73.0%                   76.5%       43.8%

(1) Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement.
     Covered loans were recorded at estimated fair value at the time of purchase.
(a) annualized


WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


9. Credit Quality.


                                    (dollars in thousands)
                                                             6/30/09 /               6/30/09 /
                                      6/30/09     6/30/08     6/30/08     3/31/09     3/31/09     12/31/08    9/30/08     3/31/08
                                    ------------------------------------------------------------------------------------------------
 1 Non-Covered Nonperforming Loans:
 2 Nonperforming Nonaccrual Loans       $29,603     $11,713       152.7%    $10,943       170.5%     $8,883     $12,132      $3,728
 3 Performing Nonaccrual Loans               26          28        -6.9%         27        -3.4%      1,143          73       1,652
                                    ------------------------            ------------            ------------------------------------
 4 Total Nonaccrual Loans                29,629      11,741       152.3%     10,970       170.1%     10,026      12,205       5,380
 5 Accruing Loans 90+ Days
      Past Due                              614         254       141.7%        777       -21.0%        755         363         268
                                    ------------------------            ------------            ------------------------------------
 6 Total Non-Covered
      Nonperforming Loans                30,243      11,995       152.1%     11,747       157.5%     10,781      12,568       5,648

 7 Non-Covered Repossessed
      Loan Collateral                     4,715         920       412.7%      4,756        -0.9%      3,505         814         954
                                    ------------------------            ------------            ------------------------------------
 8 Total Non-Covered
      Nonperforming Assets               34,958      12,915       170.7%     16,503       111.8%     14,286      13,382       6,602
                                    ------------------------            ------------            ------------------------------------
 9 Covered Nonperforming Loans (1):
10 Nonperforming Nonaccrual Loans        65,910           0         n/m      34,437        91.4%          0           0           0
11 Performing Nonaccrual Loans           16,901           0         n/m       3,632       365.3%          0           0           0
                                    ------------------------            ------------            ------------------------------------
12 Total Nonaccrual Loans                82,811           0         n/m      38,069       117.5%          0           0           0
13 Accruing Loans 90+ Days
      Past Due                            8,622           0         n/m       9,866       -12.6%          0           0           0
                                    ------------------------            ------------            ------------------------------------
14 Total Covered Nonperforming
      Loans (1)                          91,433           0         n/m      47,935        90.7%          0           0           0

15 Covered Repossessed Loan
      Collateral (1)                     13,691           0         n/m      13,391         2.2%          0           0           0
                                    ------------------------            ------------            ------------------------------------
16 Total Covered Nonperforming
      Assets (1)                        105,124           0         n/m      61,326        71.4%          0           0           0
                                    ------------------------            ------------            ------------------------------------
16 Total Nonperforming Assets          $140,082     $12,915         n/m     $77,829        80.0%    $14,286     $13,382      $6,602
                                    ========================            ============            ====================================

17 Non-Covered Classified Loans         $53,359     $33,546        59.1%    $41,453        28.7%    $34,028     $38,070     $33,303
18 Covered Classified Loans (1)         153,972           0         n/m     169,778        -9.3%          0           0           0
                                    ------------------------            ------------            ------------------------------------
19 Total Classified Loans              $207,331     $33,546         n/m    $211,231        -1.8%    $34,028     $38,070     $33,303
                                    ========================            ============            ====================================

20 Total Non-Covered Loans
      Outstanding                    $2,322,005  $2,431,011        -4.5% $2,356,237        -1.5% $2,382,426  $2,408,704  $2,448,320
21 Total Covered Loans
      Outstanding (1)                 1,031,643           0         n/m   1,089,071        -5.3%          0           0           0
                                    ------------------------            ------------            ------------------------------------
22 Total Loans Outstanding           $3,353,648  $2,431,011        38.0% $3,445,308        -2.7% $2,382,426  $2,408,704  $2,448,320
                                    ========================            ============            ====================================

23 Total Assets                      $5,193,595  $4,188,868        24.0% $5,428,865        -4.3% $4,032,934  $4,089,482  $4,342,302

24 Non-Covered Loans:
25 Allowance for Loan Losses            $43,122     $50,964       -15.4%    $43,803        -1.6%    $44,470     $50,097     $52,234
26 Allowance/Non-Covered Loans             1.86%       2.10%                   1.86%                   1.87%       2.08%       2.13%
27 Non-Covered Nonperforming Loans
     / Non-Covered Loans                   1.30%       0.49%                   0.50%                   0.45%       0.52%       0.23%
28 Non-Covered Nonperforming
      Assets/Total Assets                  0.67%       0.31%                   0.30%                   0.35%       0.33%       0.15%
29 Allowance/Non-Covered
      Nonperforming Loans                   143%        425%                    373%                    412%        399%        925%

30 Covered Loans (1):
31 Fair Value Discount on
      Covered Loans                    $114,276        n/a                 $149,290                    n/a         n/a         n/a
32 Discount/Covered Loans, gross           9.97%       n/a                    12.06%                   n/a         n/a         n/a
33 Covered Nonperforming
      Assets/Total Assets                  2.02%       n/a                     1.13%                   n/a         n/a         n/a
34 Fair Value Discount on
      Repossessed Loan Collateral            $7        n/a                  $11,178                    n/a         n/a         n/a
35 Discount/Covered Repossessed
      Collateral, gross                    0.05%       n/a                    45.50%                   n/a         n/a         n/a

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.
     Covered assets were recorded at estimated fair value at the time of purchase.


WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


10.Capital.


                                    (dollars in thousands, except per-share amounts)
                                                             6/30/09 /               6/30/09 /
                                      6/30/09     6/30/08     6/30/08     3/31/09     3/31/09     12/31/08    9/30/08     3/31/08
                                    ------------------------------------------------------------------------------------------------
 1 Shareholders' Equity                $559,231    $410,445        36.2%   $536,668         4.2%   $409,852    $399,128    $399,109
 2 Tier I Regulatory Capital            421,048     290,864        44.8%    394,829         6.6%    288,859     278,117     283,768
 3 Total Regulatory Capital             458,182     327,631        39.8%    432,822         5.9%    324,455     314,023     321,819

 4 Total Assets                       5,193,595   4,188,868        24.0%  5,428,865        -4.3%  4,032,934   4,089,482   4,342,302
 5 Risk-Adjusted Assets               2,890,291   2,845,553         1.6%  2,993,229        -3.4%  2,758,866   2,790,304   2,914,007

 6 Shareholders' Equity /
      Total Assets                        10.77%       9.80%                   9.89%                  10.16%       9.76%       9.19%
 7 Shareholders' Equity /
      Total Loans                         16.68%      16.88%                  15.58%                  17.20%      16.57%      16.30%
 8 Tier I Capital /Total Assets            8.11%       6.94%                   7.27%                   7.16%       6.80%       6.53%
 9 Tier I Capital /
      Risk-Adjusted Assets                14.57%      10.22%                  13.19%                  10.47%       9.97%       9.74%
10 Total Capital /
      Risk-Adjusted Assets                15.85%      11.51%                  14.46%                  11.76%      11.25%      11.04%
11 Tangible Common Equity Ratio            6.26%       6.71%                   5.52%                   7.01%       6.62%       6.18%
12 Common Shares Outstanding             29,214      28,889         1.1%     28,874         1.2%     28,880      28,895      28,772
13 Common  Equity Per Share              $16.31      $14.21        14.8%     $15.73         3.7%     $14.19      $13.81      $13.87
14 Market Value Per Common Share         $49.61      $52.59        -5.7%     $45.56         8.9%     $51.15      $57.53      $52.60



15 Share Repurchase Programs


                                    (shares in thousands)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
16 Total Shares Repurchased /
      Canceled                                6         172       -96.5%         16       -62.0%         22         596       -96.3%
17   Average Repurchase Price            $51.90      $54.89        -5.4%     $41.58        24.8%     $44.42      $49.76       -10.7%
18 Net Shares (Issued) Repurchased         (340)       (117)      189.3%          6         n/m        (334)        129      -359.1%


WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


11.Period-End Balance Sheets.


                                    (unaudited, dollars in thousands)   (unaudited, dollars in thousands)
                                                             6/30/09 /               6/30/09 /
                                      6/30/09     6/30/08     6/30/08     3/31/09     3/31/09     12/31/08    9/30/08     3/31/08
                                    ------------------------------------------------------------------------------------------------
 1 Assets:
 2   Cash and Money Market Assets      $169,291    $134,432        25.9%   $149,566        13.2%   $139,224    $142,678    $139,957

 3   Investment Securities
        Available For Sale              407,127     391,028         4.1%    436,343        -6.7%    288,454     304,871     477,686
 4   Investment Securities
        Held to Maturity                830,618     978,298       -15.1%    918,745        -9.6%    949,325     962,621   1,016,613
 5   Non-Covered Loans                2,322,005   2,431,011        -4.5%  2,356,237        -1.5%  2,382,426   2,408,704   2,448,320
 6   Allowance For Loan Losses          (43,122)    (50,964)      -15.4%    (43,803)       -1.6%    (44,470)    (50,097)    (52,234)
                                    ------------------------            ------------            ------------------------------------
 7   Non-Covered Loans, net           2,278,883   2,380,047        -4.3%  2,312,434        -1.5%  2,337,956   2,358,607   2,396,086
 8   Covered Loans, net (1)           1,031,643           0         n/m   1,089,071        -5.3%          0           0           0
                                    ------------------------            ------------            ------------------------------------
 9   Total Loans                      3,310,526   2,380,047        39.1%  3,401,505        -2.7%  2,337,956   2,358,607   2,396,086

10   Non-Covered Other Real Estate
        Owned                             4,715         920         n/m       4,756        -0.9%      3,505         814         954
11   Covered Other Real Estate
        Owned, net (1)                   13,691           0         n/m      13,391         2.2%          0           0           0
12   Premises and Equipment              26,490      27,460        -3.5%     26,729        -0.9%     27,351      26,789      28,031
13   Identifiable Intangible
        Assets                           39,934      16,784       137.9%     41,630        -4.1%     15,208      15,996      17,571
14   Goodwill                           121,699     121,719        -0.0%    121,699         0.0%    121,699     121,702     121,719
15   Interest Receivable and
        Other Assets                    269,504     138,180        95.0%    314,501       -14.3%    150,212     155,404     143,685
                                    ------------------------            ------------            ------------------------------------
16 Total Assets                      $5,193,595  $4,188,868        24.0% $5,428,865        -4.3% $4,032,934  $4,089,482  $4,342,302
                                    ========================            ============            ====================================

17 Liabilities and Shareholders' Equity:
18   Deposits:
19     Noninterest Bearing           $1,334,871  $1,195,004        11.7% $1,353,696        -1.4% $1,158,632  $1,173,852  $1,202,165
20     Interest-Bearing
          Transaction                   716,706     527,109        36.0%    730,153        -1.8%    525,153     518,944     542,468
21     Savings                          968,408     754,677        28.3%    968,411        -0.0%    745,496     751,512     749,471
22     Time                           1,137,152     686,702        65.6%  1,204,021        -5.6%    665,773     685,480     700,534
                                    ------------------------            ------------            ------------------------------------
23   Total Deposits                   4,157,137   3,163,492        31.4%  4,256,281        -2.3%  3,095,054   3,129,788   3,194,638
                                    ------------------------            ------------            ------------------------------------
24   Short-Term Borrowed Funds          316,466     514,131       -38.4%    441,418       -28.3%    457,275     487,973     635,264
25   Federal Home Loan Bank
        Advances                         86,338           0         n/m      86,772        -0.5%          0           0           0
25   Debt Financing and
        Notes Payable                    26,564      36,699       -27.6%     26,598        -0.1%     26,631      26,665      36,736
26   Liability For Interest,
        Taxes and Other                  47,859      64,101       -25.3%     81,128       -41.0%     44,122      45,928      76,555
                                    ------------------------            ------------            ------------------------------------
27 Total Liabilities                  4,634,364   3,778,423        22.7%  4,892,197        -5.3%  3,623,082   3,690,354   3,943,193
                                    ------------------------            ------------            ------------------------------------
28 Shareholders' Equity:
29   Preferred Stock                     82,611           0         n/m      82,550         0.1%          0           0           0
30   Paid-In Capital                    367,840     351,157         4.8%    356,326         3.2%    354,674     354,537     339,468
31   Accumulated Other Comprehensive
32     Income (Loss)                      1,747       1,074        62.7%      2,274       -23.2%      1,040         551      (3,954)
33   Retained Earnings                  107,033      58,214        83.9%     95,518        12.1%     54,138      44,040      63,595
                                    ------------------------            ------------            ------------------------------------
34 Total Common Equity                  476,620     410,445        16.1%    454,118         5.0%    409,852     399,128     399,109
                                    ------------------------            ------------            ------------------------------------
35 Total Shareholders' Equity           559,231     410,445        36.2%    536,668         4.2%    409,852     399,128     399,109
                                    ------------------------            ------------            ------------------------------------
36 Total Liabilities and
      Shareholders' Equity           $5,193,595  $4,188,868        24.0% $5,428,865        -4.3% $4,032,934  $4,089,482  $4,342,302
                                    ========================            ============            ====================================

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.
     Covered assets were recorded at estimated fair value at the time of purchase.


WESTAMERICA BANCORPORATION          Public Information July 14, 2009
FINANCIAL HIGHLIGHTS
June 30, 2009


12.Income Statements.


                                    (unaudited, dollars in thousands, except per-share amounts)
                                                              Q2'09 /                 Q2'09 /                           6/30'09YTD /
                                       Q2'09       Q2'08       Q2'08       Q1'09       Q1'09     6/30'09YTD  6/30'08YTD  6/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income:
 2   Loans                              $49,523     $37,274        32.9%    $45,095         9.8%    $94,618     $76,006        24.5%
 3   Money Market Assets and
        Funds Sold                            1           1         n/m           1         n/m           2           2         n/m
 4   Investment Securities
        Available For Sale                4,539       4,942        -8.1%      3,739        21.4%      8,278      10,744       -22.9%
 5   Investment Securities
        Held to Maturity                  9,009      10,438       -13.7%     10,350       -13.0%     19,359      21,297        -9.1%
                                    ------------------------            ------------            ------------------------
 6 Total Interest Income                 63,072      52,655        19.8%     59,185         6.6%    122,257     108,049        13.1%
                                    ------------------------            ------------            ------------------------
 7 Interest Expense:
 8   Transaction Deposits                   293         347       -15.6%        205        42.7%        498         799       -37.6%
 9   Savings Deposits                     1,059       1,105        -4.1%        900        17.6%      1,959       2,435       -19.5%
10   Time Deposits                        3,116       3,873       -19.5%      2,679        16.3%      5,795       9,419       -38.5%
11   Short-Term Borrowed Funds              856       2,483       -65.5%        626        36.6%      1,482       7,405       -80.0%
12   Debt Financing and
        Notes Payable                       421         578       -27.1%        423        -0.3%        844       1,156       -27.0%
                                    ------------------------            ------------            ------------------------
13 Total Interest Expense                 5,745       8,386       -31.5%      4,833        18.9%     10,578      21,214       -50.1%
                                    ------------------------            ------------            ------------------------
14 Net Interest Income                   57,327      44,269        29.5%     54,352         5.5%    111,679      86,835        28.6%
                                    ------------------------            ------------            ------------------------
15 Provision for Loan Losses              2,600         600         n/m       1,800        44.4%      4,400       1,200         n/m
                                    ------------------------            ------------            ------------------------
16 Noninterest Income:
17   Service Charges on
        Deposit Accounts                  9,116       7,529        21.1%      8,422         8.2%     17,538      14,825        18.3%
18   Merchant Credit Card                 2,223       2,712       -18.0%      2,432        -8.6%      4,655       5,292       -12.0%
19   ATM Fees & Interchange               1,013         763        32.7%        813        24.7%      1,826       1,481        23.3%
20   Debit Card Fees                      1,323         978        35.2%      1,066        24.1%      2,389       1,882        26.9%
21   Financial Services Commissions         137         274       -49.7%        154       -10.4%        291         504       -42.3%
22   Mortgage Banking                        25          27        -7.5%         17        44.9%         42          67       -37.3%
23   Trust Fees                             373         377        -1.2%        364         2.3%        737         680         8.3%
24   Net Loss From Equity
        Securities                            0     (18,178)        n/m           0         n/m           0     (12,480)        n/m
25   FAS 141R Gain                            0           0         n/m      48,844         n/m      48,844           0         n/m
26   Other                                2,176       1,675        29.9%      1,857        17.2%      4,032       3,284        22.8%
                                    ------------------------            ------------            ------------------------
27 Total Noninterest Income (Loss)       16,386      (3,843)        n/m      63,968         n/m      80,354      15,535         n/m
                                    ------------------------            ------------            ------------------------
28 Noninterest Expense:
29   Salaries and Related Benefits       17,448      13,065        33.5%     16,371         6.6%     33,819      26,049        29.8%
30   Occupancy                            5,413       3,443        57.2%      5,410         0.1%     10,823       6,833        58.4%
31   Equipment                            1,607       1,001        60.6%      1,222        31.5%      2,829       1,922        47.2%
32   Outsourced Data Processing           2,378       2,105        13.0%      2,104        13.0%      4,482       4,225         6.1%
33   Professional Fees                      779         683        14.0%        888       -12.3%      1,667       1,219        36.8%
34   FDIC Insurance Assessment            3,221         133         n/m         157         n/m       3,378         228         n/m
35   VISA Litigation                          0           0         n/m           0         n/m           0      (2,338)        n/m
36   Other                                7,820       5,907        32.4%      7,971        -1.9%     15,791      11,255        40.3%
                                    ------------------------            ------------            ------------------------
37 Total Noninterest Expense             38,666      26,337        46.8%     34,123        13.3%     72,789      49,393        47.4%
                                    ------------------------            ------------            ------------------------
38 Income Before Income Taxes            32,447      13,489       140.5%     82,397       -60.6%    114,844      51,777       121.8%
39 Income Tax Provision                   9,264       1,287         n/m      29,572         n/m      38,836      12,797         n/m
                                    ------------------------            ------------            ------------------------
40 Net Income                            23,183      12,202        90.0%     52,825       -56.1%     76,008      38,980        95.0%
41 Preferred Stock Dividends
      and Discount Accretion              1,107           0         n/m         578        91.5%      1,685           0         n/m
                                    ------------------------            ------------            ------------------------
42 Net Income Applicable to
      Common Equity                     $22,076     $12,202        90.7%    $52,247        42.3%    $74,323     $38,980        90.7%
                                    ========================            ============            ========================

43 Average Common Shares
      Outstanding                        29,126      28,916         0.7%     28,876         0.9%     29,002      28,888         0.4%
44 Diluted Average Common Shares
      Outstanding                        29,403      29,392         0.0%     29,105         1.0%     29,254      29,301        -0.2%

45 Per Common Share Data:
46   Basic Earnings                       $0.76       $0.42        81.0%      $1.81         n/m       $2.56       $1.35        89.6%
47   Diluted Earnings                      0.75        0.42        78.6%       1.80         n/m        2.54        1.33        91.0%
48   Dividends Paid                        0.35        0.35         0.0%       0.36        -2.8%       0.71        0.69         2.9%
